SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


    Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) August 1, 2002
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                                       FNB Corp.
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             (Exact Name of Registrant as Specified in its Charter)


            North Carolina             0-13823             56-1456589
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      (State or Other Jurisdiction   (Commission File    (IRS Employer
          of Incorporation)             Number)         Identification No.)


                101 Sunset Avenue, Asheboro, North Carolina 27203
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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                                        2

ITEM 2.  Acquisition or Disposition of Assets

         On August 1, 2002, FNB Corp. ("FNB") completed its acquisition of Rowan Bancorp, Inc. ("Rowan") pursuant to the terms of the definitive merger agreement between FNB and Rowan, which was filed with the Securities and Exchange Commission on April 29, 2002 as an appendix to the proxy statement/prospectus forming part of FNB's Registration Statement No. 333-87132 on Form S-4 (the "Registration Statement") and is hereby incorporated herein by reference. In the merger, Rowan shareholders were entitled to elect to receive either cash or FNB stock or a predetermined combination of cash and FNB stock for their shares, subject to FNB's ability to limit the overall stock consideration to 45%. In the aggregate, approximately 604,000 shares of FNB common stock will be issued to Rowan shareholders. FNB funded the cash portion of the merger consideration from internal sources and borrowings from Branch Banking and Trust Company.


         A copy of the press release (the "Press Release") relating to the completion of the merger is being filed as Exhibit 99.1 to this report and is incorporated herein by reference. The Press Release contains forward-looking statements, including estimates of future operating results and other forward-looking financial information. These estimates constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, the estimates involve significant risks and uncertainties that could cause actual results to differ from those estimates. A discussion of the various factors, including factors beyond FNB's control, that could cause FNB's results to differ materially from those expressed in such forward-looking statements is included in FNB's filings with the Securities and Exchange Commission, including within the Registration Statement.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.


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                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            FNB CORP.


Date: August 13, 2002                     By   /s/ Jerry A. Little
                                           --------------------------------
                                                  Jerry A. Little
                                                  Secretary and Treasurer


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                                INDEX TO EXHIBITS

         The following exhibits are filed as part of this report:

Exhibit No.   Description

2 Agreement and Plan of Merger dated as of February 11, 2002 by and between FNB Corp. and Rowan Bancorp, Inc. (incorporated by reference to the registrant's Registration Statement No. 333-87132 on Form S-4 filed with the Securities and Exchange Commission on April 29, 2002).

99.1       Text of Press Release dated August 1, 2002 issued by FNB Corp.